Exhibit 10.27

AMENDMENT TO INX LIMITED SUBSCRIPTION ESCROW AGREEMENT

This Amendment (this “Amendment”) is entered into January 15, 2020 by and between INX Limited (“INX”) and Metropolitan Commercial Bank (“Bank”).

RECITALS

WHEREAS, the parties have entered into that certain Subscription Escrow Agreement (“Agreement”), executed as of January 9, 2020; and

WHEREAS, The parties have agreed that the Agreement is to be revised to reflect the correct account number on the Bank’s system for the subject escrow account to be subject to the Agreement.

NOW THEREFORE, in consideration of the promises and covenants set forth above and contained herein, the parties agree as follows:

AMENDMENT TO AGREEMENT

All references to the Escrow Account are hereby changed from Account number XXXXXX adjusting it to XXXXXX

By executing this Amendment below, each of the undersigned parties hereby certifies that it understands its contractual obligations and shall comply with them. The parties agree that the Agreement, as amended by this Amendment, shall otherwise remain in full force and effect in accordance with its terms, except as specifically amended herein, with effect from and including the date hereof. In the event of a conflict, ambiguity or contradiction in terms, this Amendment shall control.

IN WITNESS WHEREOF, Program Manager and Bank have executed this Amendment as of the date set forth above.

INX Limited		Metropolitan Commercial Bank (“Bank”)

By	/s/ Alan Silbert	By	/s/ Nick Rosenberg
Name & Title: Alan Silbert, Director		Name & Title: Nick Rosenberg, EVP

		By	/s/ Michael A. Guarino
Name & Title: Michael A. Guarino, EVP

Amendment, Metropolitan Commercial Bank 1 | 1